                                                                   EXHIBIT 10.40

                           GTECH HOLDINGS CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT

            NON-QUALIFIED STOCK OPTION AGREEMENT made as of the ___ day of_____, 200__ between GTECH HOLDINGS CORPORATION, a Delaware corporation (the "Company"), and ______________, an Employee of an Affiliate of the Company (the "Employee" or "optionee").

            WHEREAS, the Company desires as of ___________ (the "Grant Date") to afford the Employee an opportunity to purchase shares of Common Stock, $.01 par value, of the Company ("Stock"), as hereinafter provided, in accordance with the provisions of the Company's 2002 OMNIBUS STOCK OPTION AND LONG-TERM INCENTIVE PLAN (the "Plan"), which is incorporated herein by reference and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

            NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound hereunder, agree as follows:

            1. GRANT OF OPTIONS. The Company hereby grants to the Employee the right and option (the "Options") to purchase all or any part of an aggregate of ______ shares of Stock. The Options are in all respects limited and conditioned as hereinafter provided, and are subject to the terms and conditions of the Plan now in effect and as they may be amended from time to time in accordance with the Plan and any rules, regulations and procedures pursuant thereto which may be adopted by the Human Resources & Compensation Committee or such other committee of the Board of Directors as may be designated (the "Committee") from time to time. (Said terms, conditions, rules, regulations and procedures are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any other terms of this Option Agreement.) It is intended that the Options granted hereunder be Non-Qualified Stock Options ("NQSOs") and NOT Incentive Stock Options ("ISOs") as such term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. PURCHASE PRICE. The purchase price per share of the shares of Stock covered by the Options (the "Option Price") shall be $______. It is the determination of the Committee that on the Grant Date the Option Price was not less than the higher of: (i) one hundred percent (100%) of the Fair Market Value of said Stock, or (ii) the par value thereof.

            3. TERM. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, the Options shall expire _____________ (the "Expiration

Date"), which date is not more than ten years from the Grant Date. The Options shall not be exercisable after the Expiration Date.

            4. EXERCISE OF OPTIONS. The Options shall become exercisable in annual installments of 25% of the total grant amount, starting on the second
(2nd) anniversary of the Date of Grant, as set forth below, subject to possible acceleration as provided in this Option Agreement or the Plan, and provided that no Option shall be exercisable during the six (6) month period commencing on the Date of Grant.

                  Number of Shares           Date Exercisable
                  ----------------           ----------------
                  [         ]                  [        ]
                  [         ]                  [        ]
                  [         ]                  [        ]
                  [         ]                  [        ]

            Options that become exercisable in accordance with the foregoing shall remain exercisable, subject to the provisions of the Plan and this Option Agreement, until the expiration of the term of the Options as set forth in
Section 3 hereof or until other termination of the Options.

            5. METHOD OF EXERCISING OPTIONS. Subject to the terms and conditions of this Option Agreement and the Plan, the Options may be exercised upon at least two (2) days written notice to the Company, Attention: General Counsel, at the Company's principal office, which currently is located at 55 Technology Way, West Greenwich, Rhode Island 02817, or to such agent as the Company may designate, at such agent's address. Such notice shall state the election to exercise the Options and the number of shares with respect to which they are being exercised; shall be signed by the person or persons so exercising the Option; shall, if the Company so requests, be accompanied by the investment certificate referred to in Section 6 hereof; and shall be accompanied by payment of the full Option price of such shares.

            The Option price shall be paid to the Company:

            (a) In cash, or in its equivalent;

            (b) In unrestricted Stock previously acquired by the Employee and held by the Employee for at least six (6) months;

            (c) In any combination of (a) and (b) above; or

            (d) By delivering a properly executed notice of exercise of the Options to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Options, and by delivering such proceeds in cash or its equivalent. (NOTE THAT THE PAYMENT PROCEDURE SPECIFIED IN CLAUSE (d) IS CONSIDERED A SALE BY AN EMPLOYEE WHO IS SUBJECT TO SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934 ("SECTION 16(b)") WHICH MAY BE MATCHED WITH ANY NON-EXEMPT PURCHASE WITHIN THE SIX-MONTH PERIOD BEFORE OR AFTER THE BROKER FINANCED TRANSACTION.)

            In the event such Option Price is paid, in whole or in part, with shares of Stock, the portion of the Option Price so paid shall be equal to the Fair Market Value of such Stock being used as payment on the date the notice of exercise is received by the Company or its agent.

            Upon receipt of such notice and payment, the Company, as promptly as practicable, shall deliver or cause to be delivered a certificate or certificates representing the shares of Stock with respect to which the Options are so exercised. The certificate or certificates for such shares shall be registered in the name of the person or persons so exercising the Options (or, if the Options shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Options, shall be registered in the name of the Employee and the Employee's spouse, jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Options. All shares that shall be purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable by the Company.

            6. SHARES TO BE PURCHASED FOR INVESTMENT. Unless the Company has theretofore notified the Employee that a registration statement covering the shares to be acquired upon the exercise of the Options has become effective under the Securities Act of 1933 and the Company has not thereafter notified the Employee that such registration is no longer effective, it shall be a condition to any exercise of the Options that the shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the same as the Company may request. The Company shall be entitled to restrict the transferability of the shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act of 1933 (or of any rules or regulations promulgated thereunder) or of any state laws or regulations. Such restrictions may, at the option of the Company, be noted or set forth in full on the share certificates.

            7. NON-TRANSFERABILITY OF OPTION. Except as otherwise permitted by the Committee, the Options are not assignable or transferable, in whole or in part, by the Employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Employee the Options shall be exercisable only by the Employee or, in the event of his disability, by his guardian or legal representative. A transferred Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to transfer.

            8. TERMINATION OF EMPLOYMENT. Subject to Section 10 of the Plan, "Change-In-Control Provisions", Section 12 of the Plan, "Adjustment Upon Change of Shares", and Section 14 of the Plan, "Amendment and Termination of Plan", and unless otherwise determined by the Committee at or after the Grant Date, if the Employee's employment by the Company terminates prior to the Expiration Date of the Options set forth in Section 3 hereof, the Options, to the extent unexercised, shall terminate as follows:

            (a) RETIREMENT. If the Employee retires from the Company, having met minimum retirement eligibility, all unvested Options previously granted to the Employee shall be cancelled immediately. Retirement eligibility is based on achieving a minimum Retirement Factor of 65. Retirement Factor is defined as the sum of an Eligible Employee's age plus the length of continuous full-time employment with the Corporation or an Affiliate (if and as defined in the relevant plan document.) The Employee shall have until the earlier of: (i) two
(2) years from the effective date of retirement, or (ii) the Expiration Date specified in Section 3 hereof, within which to exercise all vested Options.

            (b) CESSATION OF SERVICE FOR ANY REASON EXCEPT RETIREMENT OR CAUSE. If the Employee's employment by the Company terminates for any reason other than retirement as set forth in paragraph (a) above or Cause as set forth in paragraph (c) herein, the Options may be exercised, but only if vested on the date of such termination of service, at any time prior to the earlier of: (i) the Expiration Date specified in Section 3 hereof; or (ii) the expiration of six
(6) months following the date of such termination of employment.

            (c) CESSATION OF SERVICE FOR CAUSE. If the Employee's employment by the Company is terminated for Cause (as defined in Section 6(f) of the Plan), all unexercised vested and unvested Options held by the Employee shall lapse and be forfeited on the date of termination of service.

            (d) Notwithstanding paragraphs (a), (b) and (c) above, the period of exercisability of the Options following termination of service is subject to possible earlier termination under the provisions of the Plan.

            9. WITHHOLDING OF TAXES. In calculating the Employee's tax obligations, the Company shall value the Stock being purchased as follows: With respect to Sections 5(a) through (c), the value of the Stock being purchased shall be its Fair Market Value on the day the Company or its agent receives the Employee's notice of exercise. With respect to Section 5(d), the value of the Stock being purchased shall be the price at which the Employee's broker enters into a contract to sell the Stock being purchased, as certified in writing by such broker. The obligation of the Company to deliver shares of Stock upon the exercise of the Options shall be subject to the Company's receipt of the Employee's share of those amounts which the Company is obligated to withhold under applicable federal, state and local tax withholding requirements.

            If the exercise of any of the Options is subject to the withholding requirements of applicable tax laws, the Committee may permit the Employee, subject to the provisions of the Plan and such additional withholding rules (the "Withholding Rules") as may be adopted by the Committee, to satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Options (or, if later, the date on which the optionee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules.

            10. DESIGNATION OF BENEFICIARY. The Employee shall designate, on a form to be provided by the Company, one or more beneficiaries to receive Options in the event of the Employee's death prior to the full exercise of such Options; provided, that if so such beneficiary is designated or if the beneficiary so designated does not survive the Employee, the estate of such Employee shall be deemed to be the beneficiary. The Employee may, upon written notice to the Committee, change the beneficiary designated in this Option Agreement.

            11. GOVERNING LAW. This Option Agreement shall be construed in accordance with, and its interpretation shall be governed by, the laws of the State of Delaware, without giving effect to conflicts of laws principles.

            IN WITNESS WHEREOF, the Company has caused this NON-QUALIFIED STOCK OPTION AGREEMENT to be duly executed by its duly authorized officer, and the Employee has executed this Agreement, all on the day and year first above written.

GTECH Holdings Corporation

By: ______________________________

   _________________________________
   Employee

                           GTECH HOLDINGS CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT

            NON-QUALIFIED STOCK OPTION AGREEMENT made as of the _____ day of ________, 200__ (the "Grant Date"), between GTECH HOLDINGS CORPORATION, a Delaware corporation (the "Company"), and ________________, a Non-Employee Director of the Company (the "Director" or "optionee").

            WHEREAS, the Company desires to afford the Director an opportunity to purchase shares of Common Stock, $.01 par value, of the Company ("Stock"), as hereinafter provided, in accordance with the provisions of the Company's 2002 OMNIBUS STOCK OPTION AND LONG-TERM INCENTIVE PLAN (the "Plan"), which is incorporated herein by reference and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

            NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound hereunder, agree as follows:

            1. GRANT OF OPTIONS. The Company hereby grants to the Director the right and option (the "Options") to purchase all or any part of an aggregate of ________ shares of Stock. The Options are in all respects limited and conditioned as hereinafter provided, and are subject to the terms and conditions of the Plan now in effect and as they may be amended from time to time in accordance with the Plan and any rules, regulations and procedures pursuant thereto which may be adopted by the Compensation Committee or such other committee of the Board of Directors as may be designated (the "Committee") from time to time. (Said terms, conditions, rules, regulations and procedures are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any other terms of this Option Agreement.) It is intended that the Options granted hereunder be Non-Qualified Stock Options ("NQSOs") and NOT Incentive Stock Options ("ISOs") as such term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. PURCHASE PRICE. The purchase price per share of the shares of Stock covered by the Options (the "Option Price") shall be $_____. It is the determination of the Committee that on the Grant Date the Option Price was not less than the higher of: (i) one hundred percent (100%) of the Fair Market Value of said Stock, or (ii) the par value thereof.

            3. TERM. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, the Options shall expire _______________ (the "Expiration Date"), which date is not more than ten years from the Grant Date. The Options shall not be exercisable after the Expiration Date.

            4. EXERCISE OF OPTIONS. The Options shall become exercisable in such installments and on such dates, as is set forth below, subject to possible acceleration as provided in this Option Agreement or the Plan, and provided that no Option shall be exercisable during the six (6) month period commencing on the Date of Grant:

                  NUMBER OF SHARES       DATE EXERCISABLE
                  ----------------       ----------------
                     [   ]                  [        ]
                     [   ]                  [        ]
                     [   ]                  [        ]
                     [   ]                  [        ]

Options that become exercisable in accordance with the foregoing shall remain exercisable, subject to the provisions of the Plan and this Option Agreement, until the expiration of the term of the Options as set forth in Section 3 hereof or until other termination of the Options.

            5. METHOD OF EXERCISING OPTIONS. Subject to the terms and conditions of this Option Agreement and the Plan, the Options may be exercised upon at least two (2) days written notice to the Company, Attention: General Counsel, at the Company's principal office, which currently is located at 55 Technology Way, West Greenwich, Rhode Island 02817, or to such agent as the Company may designate, at such agent's address. Such notice shall state the election to exercise the Options and the number of shares with respect to which they are being exercised; shall be signed by the person or persons so exercising the Option; shall, if the Company so requests, be accompanied by the investment certificate referred to in Section 6 hereof; and shall be accompanied by payment of the full Option price of such shares.

            The Option price shall be paid to the Company:

            (a) In cash, or in its equivalent;

            (b) In unrestricted Stock previously acquired by the Director and held by the Director for at least six (6) months;

            (c) In any combination of (a) and (b) above; or

            (d) By delivering a properly executed notice of exercise of the Options to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Options, and by delivering such proceeds in cash or its equivalent. (NOTE THAT THE PAYMENT PROCEDURE SPECIFIED IN CLAUSE (d) IS CONSIDERED A SALE BY A DIRECTOR WHO IS SUBJECT TO SECTION 16(b)

            OF THE SECURITIES EXCHANGE ACT OF 1934 ("SECTION 16(b)") WHICH MAY BE MATCHED WITH ANY NON-EXEMPT PURCHASE WITHIN THE SIX-MONTH PERIOD BEFORE OR AFTER THE BROKER FINANCED TRANSACTION.)

            In the event such Option Price is paid, in whole or in part, with shares of Stock, the portion of the Option Price so paid shall be equal to the Fair Market Value of such Stock being used as payment on the date the notice of exercise is received by the Company or its agent.

            Upon receipt of such notice and payment, the Company, as promptly as practicable, shall deliver or cause to be delivered a certificate or certificates representing the shares of Stock with respect to which the Options are so exercised. The certificate or certificates for such shares shall be registered in the name of the person or persons so exercising the Options (or, if the Options shall be exercised by the Director and if the Director shall so request in the notice exercising the Options, shall be registered in the name of the Director and the Director's spouse, jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Options. All shares that shall be purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable by the Company.

            6. SHARES TO BE PURCHASED FOR INVESTMENT. Unless the Company has theretofore notified the Director that a registration statement covering the shares to be acquired upon the exercise of the Options has become effective under the Securities Act of 1933 and the Company has not thereafter notified the Director that such registration is no longer effective, it shall be a condition to any exercise of the Options that the shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the same as the Company may request. The Company shall be entitled to restrict the transferability of the shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act of 1933 (or of any rules or regulations promulgated thereunder) or of any state laws or regulations. Such restrictions may, at the option of the Company, be noted or set forth in full on the share certificates.

            7. NON-TRANSFERABILITY OF OPTION. Except as otherwise permitted by the Committee, the Options are not assignable or transferable, in whole or in part, by the Director otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Director the Options shall be exercisable only by the Director or, in the event of his disability, by his guardian or legal representative. A transferred Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to transfer.

            8. TERMINATION OF SERVICE. Subject to Section 10 of the Plan, "Change-In-Control Provisions", Section 12 of the Plan, "Adjustment Upon Change of Shares", and Section 14 of the Plan, "Amendment and Termination of Plan", and unless otherwise determined by the Committee at or after the Grant Date, if the Director's service as a director of the Company terminates prior to the Expiration Date of the Options set forth in Section 3 hereof, the Options, to the extent unexercised, shall terminate as follows:

            (a) CESSATION OF SERVICE FOR CAUSE. If the Director is removed from service as a director of the Company for Cause (as defined in Section 6(f) of the Plan), all unexercised vested and unvested Options held by the Director shall lapse and be forfeited on the date of termination of service.

            (b) CESSATION OF SERVICE FOR ANY REASON OTHER THAN CAUSE, WITH LESS THAN SIX YEARS SERVICE. If the Director's service as a director of the Company terminates for any reason other than Cause as set forth in paragraph (a) herein and at the time of cessation he/she has served as a director of the Company for less than six (6) consecutive years, then the Options may be exercised, but only if vested on the date of such termination of service, at any time prior to the earlier of: (i) the Expiration Date specified in Section 3 hereof; or (ii) the expiration of six (6) months following the date of such termination of service. Notwithstanding the foregoing, if a Director with less than six (6) years of service retires from service as a director of the Company (such retirement to be determined at the sole discretion of the Committee), the Director shall have until the earlier of: (i) two (2) years from the effective date of retirement, or (ii) the Expiration Date specified in Section 3 hereof, within which to exercise all Options that are vested at the time of retirement.

            (c) CESSATION OF SERVICE FOR ANY REASON OTHER THAN CAUSE, WITH SIX YEARS OR MORE OF SERVICE. If the Director's service as a director of the Company terminates for any reason other than Cause as set forth in paragraph (a) herein and at the time of cessation of service a Director has served for at least six
(6) consecutive years as a director of the Company, then all unvested Options previously granted to the Director shall vest and the Director shall have the earlier of: (i) six (6) months following the Director's cessation of service, or
(ii) until the Expiration Date specified in Section 3 hereof within which to exercise the Options. Notwithstanding the foregoing, if a Director with six (6) years or more of service retires from service as a director of the Company (such retirement to be determined at the sole discretion of the Committee), the Director shall have until the earlier of (i) two (2) years from the effective date of retirement, or (ii) the Expiration Date specified in Section 3 hereof, within which to exercise all Options.

            (d) Notwithstanding paragraphs (a), (b) and (c) above, the period of exercisability of the Options following termination of service is subject to possible earlier termination under the provisions of the Plan.

            9. DESIGNATION OF BENEFICIARY. The Director shall designate, on a form provided by the Company, one or more beneficiaries to receive Options in the event of the Director's death prior to the full exercise of such Options; provided, that if so such beneficiary is designated or if the beneficiary so designated does not survive the Director, the estate of such Director shall be deemed to be the beneficiary. The Director may, upon written notice to the Committee, change the beneficiary designated in this Option Agreement.

            10. GOVERNING LAW. This Option Agreement shall be construed in accordance with, and its interpretation shall be governed by, the laws of the State of Delaware, without giving effect to conflicts of laws principles.

            IN WITNESS WHEREOF, the Company has caused this NON-QUALIFIED STOCK OPTION AGREEMENT to be duly executed by its duly authorized officer, and the Director has executed this Agreement, all on the day and year first above written.

GTECH Holdings Corporation

By: ______________________________                    __________________________

                           GTECH HOLDINGS CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT

            NON-QUALIFIED STOCK OPTION AGREEMENT made between GTECH HOLDINGS CORPORATION, a Delaware corporation (the "Company"), and Stock Option Recipient, an Employee of the Company (hereinafter, the "Employee" or "Optionee").

            WHEREAS, the Company desires as of Grant Date (the "Grant Date") to afford the Employee an opportunity to purchase shares of Common Stock, $.01 par value, of the Company ("Stock"), as hereinafter provided, in accordance with the provisions of the Company's 2000 OMNIBUS STOCK OPTION AND LONG-TERM INCENTIVE PLAN (the "Plan"), which is incorporated herein by reference and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

            NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound hereunder, agree as follows:

            1. GRANT OF OPTIONS. The Company hereby grants to the Employee the right and option (the "Options") to purchase all or any part of an aggregate of X,XXX shares of Stock. The Options are in all respects limited and conditioned as hereinafter provided, and are subject to the terms and conditions of the Plan now in effect and as they may be amended from time to time in accordance with the Plan and any rules, regulations and procedures pursuant thereto which may be adopted by the Compensation Committee or such other committee of the Board of Directors as may be designated (the "Committee") from time to time. (Said terms, conditions, rules, regulations and procedures are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any other terms of this Option Agreement.) It is intended that the Options granted hereunder be Non-Qualified Stock Options ("NQSOs") and NOT Incentive Stock Options ("ISOs") as such term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. PURCHASE PRICE. The purchase price per share of the shares of Stock covered by the Options (the "Option Price") shall be $ XX.XX. It is the determination of the Committee that on the Grant Date the Option Price was not less than the higher of: (i) one hundred percent (100%) of the Fair Market Value of said Stock, or (ii) the par value thereof.

            3. TERM. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, the Options shall expire Ten Years minus one day (the "Expiration Date"), which date is not more than ten years from the Grant Date. The Options shall not be exercisable after the Expiration Date.

            4. EXERCISE OF OPTIONS. The Options shall become exercisable in annual installments of 25% of the total grant amount, starting on the second anniversary of the Date of Grant, subject to possible acceleration as provided in this Option Agreement or the Plan, and provided that no Option shall be exercisable during the six (6) month period commencing on the Date of Grant.

            Options that become exercisable in accordance with the foregoing shall remain exercisable, subject to the provisions of the Plan and this Option Agreement, until the expiration of the term of the Options as set forth in
Section 3 hereof or until other termination of the Options.

            5. METHOD OF EXERCISING OPTIONS. Subject to the terms and conditions of this Option Agreement and the Plan, the Options may be exercised upon written notice to the Company, Attention: General Counsel, at the Company's principal office, which currently is located at 55 Technology Way, West Greenwich, Rhode Island 02817, or to such agent as the Company may designate, at such agent's address. Such notice shall state the election to exercise the Options and the number of shares with respect to which they are being exercised; shall be signed by the person or persons so exercising the Option; shall, if the Company so requests, be accompanied by the investment certificate referred to in Section 6 hereof; and shall be accompanied by payment of the full Option price of such shares.

            The Option price shall be paid to the Company:

            (a) In cash, or in its equivalent;

            (b) In unrestricted Stock previously acquired by the Employee and held by the Employee for at least six (6) months;

            (c) In any combination of (a) and (b) above; or

            (d) By delivering a properly executed notice of exercise of the Options to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Options, and by delivering such proceeds in cash or its equivalent. (NOTE THAT THE PAYMENT PROCEDURE SPECIFIED IN CLAUSE (d) IS CONSIDERED A SALE BY AN EMPLOYEE WHO IS SUBJECT TO SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934 ("SECTION 16(b)") WHICH MAY BE MATCHED WITH ANY NON-EXEMPT PURCHASE WITHIN THE SIX-MONTH PERIOD BEFORE OR AFTER THE BROKER FINANCED TRANSACTION.)

            In the event such Option Price is paid, in whole or in part, with shares of Stock, the portion of the Option Price so paid shall be equal to the Fair Market Value of such Stock being used as payment on the date the notice of exercise is received by the Company or its agent.

            Upon receipt of such notice and payment, the Company, as promptly as practicable, shall deliver or cause to be delivered a certificate or certificates representing the shares of Stock with respect to which the Options are so exercised. The certificate or certificates for such shares shall be registered in the name of the person or persons so exercising the Options (or, if the Options shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Options, shall be registered in the name of the Employee and the Employee's spouse, jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Options. All shares that shall be purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable by the Company.

            6. SHARES TO BE PURCHASED FOR INVESTMENT. Unless the Company has theretofore notified the Employee that a registration statement covering the shares to be acquired upon the exercise of the Options has become effective under the Securities Act of 1933 and the Company has not thereafter notified the Employee that such registration is no longer effective, it shall be a condition to any exercise of the Options that the shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the same as the Company may request. The Company shall be entitled to restrict the transferability of the shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act of 1933 (or of any rules or regulations promulgated thereunder) or of any state laws or regulations. Such restrictions may, at the option of the Company, be noted or set forth in full on the share certificates.

            7. NON-TRANSFERABILITY OF OPTION. Except as otherwise permitted by the Committee, the Options are not assignable or transferable, in whole or in part, by the Employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Employee the Options shall be exercisable only by the Employee or, in the event of his disability, by his guardian or legal representative. A transferred Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to transfer.

            8. TERMINATION OF EMPLOYMENT. Subject to Section 10 of the Plan, "Change-In-Control Provisions", Section 4(b) of the Plan, "Changes in Stock", and Section 12 of the Plan, "Amendment and Termination", and unless otherwise determined by the Committee at or after the Grant Date, if the Employee's employment by the Company terminates prior to the Expiration Date of the Options set forth in Section 3 hereof, the Options, to the extent unexercised, shall terminate as follows:

            (a) CESSATION OF SERVICE FOR ANY REASON EXCEPT CAUSE. If the Employee's employment by the Company terminates for any reason other than for Cause as set forth in paragraph (b) herein, the Options may be exercised, but only if vested on the date of such termination of service, at any time prior to the earlier of: (i) the Expiration Date specified in Section 3 hereof; or (ii) the expiration of six (6) months following the date of such termination of employment.

            (b) CESSATION OF SERVICE FOR CAUSE. If the Employee's employment by the Company is terminated for Cause (as defined in Section 6(f) of the Plan), all unexercised vested and unvested Options held by the Employee shall lapse and be forfeited on the date of termination of service.

            (c) Notwithstanding paragraph (a) above, the period of exercisability of the Options following termination of service is subject to possible earlier termination under the provisions of the Plan.

            9. WITHHOLDING OF TAXES. In calculating the Employee's tax obligations, the Company shall value the Stock being purchased as follows: With respect to Sections 5(a) through (c), the value of the Stock being purchased shall be its Fair Market Value on the day the Company or its agent receives the Employee's notice of exercise. With respect to Section 5(d), the value of the Stock being purchased shall be the price at which the Employee's broker enters into a contract to sell the Stock being purchased, as certified in writing by such broker. The obligation of the Company to deliver shares of Stock upon the exercise of the Options shall be subject to the Company's receipt of the Employee's share of those amounts which the Company is obligated to withhold under applicable federal, state and local tax withholding requirements.

            If the exercise of any of the Options is subject to the withholding requirements of applicable tax laws, the Committee may permit the Employee, subject to the provisions of the Plan and such additional withholding rules (the "Withholding Rules") as may be adopted by the Committee, to satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Options (or, if later, the date on which the Optionee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules.

            10. DESIGNATION OF BENEFICIARY. The Employee shall designate, on a form set forth in Exhibit A to this Agreement, one or more beneficiaries to receive Options in the event of the Employee's death prior to the full exercise of such Options; provided, that if so such beneficiary is designated or if the beneficiary so designated does not survive the Employee, the estate of such Employee shall be deemed to be the beneficiary. The Employee may, upon written notice to the Committee, change the beneficiary designated in this Option Agreement.

            11. GOVERNING LAW. This Option Agreement shall be construed in accordance with, and its interpretation shall be governed by, the laws of the State of Delaware, without giving effect to conflicts of laws principles.

IN WITNESS WHEREOF, the Company has caused this NON-QUALIFIED STOCK OPTION AGREEMENT to be duly executed by its duly authorized officer, and the Employee has executed this Agreement, all on the day and year first above written.

GTECH Holdings Corporation

By
   --------------------------------

                                    EXHIBIT A

                         DESIGNATION OF BENEFICIARY FORM
                                  STOCK OPTIONS

                                  INSTRUCTIONS

                       PLEASE READ THE FOLLOWING CAREFULLY
                          BEFORE COMPLETING THIS FORM.

1. Please type or complete the form in ink. Once completed, please sign the form in ink.

2. State the full name and address of all beneficiaries. Please PRINT OR TYPE all beneficiary information. State the beneficiary's relationship to you. If your beneficiary is not related to you, please show the relationship as "friend".

3. You may designate a trust as a beneficiary by stating the full trust name on the beneficiary line. For example:

            "To X Bank as Trustee, or its successor Trustee, of the John E. Jones Trust dated the 14th day of June, 2001, including any amendments to the Trust"

      You must also provide the trust's address.

4. You may, but need not, designate more than one beneficiary for the receipt of your stock options in the event of your death.

5. Contingent beneficiaries only receive benefits if all named primary beneficiaries dies before you.

6. If you wish these benefits to go into your estate rather than to a specified beneficiary, you may do so by writing the following in Section 2 of the form: "I HEREBY DESIGNATE MY ESTATE AS THE BENEFICIARY OF THESE BENEFITS."

7. Please indicate in Section 4 of the form whether you wish this Designation of Beneficiary to also apply to any future grants of stock options made to you by the Company. If you elect to have this Designation of Beneficiaries to apply to future grants, YOU WILL NOT NEED TO COMPLETE ANY FURTHER DESIGNATION OF BENEFICIARY FORM IN CONNECTION WITH ANY FUTURE NON-QUALIFIED STOCK OPTION AGREEMENTS. If you elect to have this Designation of Beneficiary apply only to this Non-Qualified Stock Option Agreement, you will need to complete a new Designation of Beneficiary form with any future Non-Qualified Stock Option Agreement you may be given by the Company.

8.    Once completed, please sign and date the form in Section 4.

9. Please return this completed form to: Denise Ogilvie, Legal Department, GTECH Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817. You may change your designation at any time by completing a new form and submitting it to Ms. Ogilvie.

                         DESIGNATION OF BENEFICIARY FORM
                                  STOCK OPTIONS

I am the recipient of stock options ("Stock Options") granted in an agreement dated __________________with GTECH Holdings Corporation. I hereby direct that in the event of my death prior to exercise of such Stock Options, such Stock Options shall be transferred to the beneficiary or beneficiaries set forth in this form. I understand that unless I make the election in Section 4 below, this designation of beneficiaries applies only to the Stock Options granted in the agreement specified above.

1. PARTICIPANT INFORMATION

Name:       _____________________________________________________
            Last               First               Middle Initial

Address:    ____________________________________________________
            Street

            ____________________________________________________
            City               State                Postal Code

            ____________________________________________________
            Country

Social Security Number (or equivalent): ______________________________

Date of Birth: ___________________________

2. PRIMARY BENEFICIARY

I hereby designate the following person or persons as primary beneficiary of my Stock Options in the event of my death prior to exercise of such Stock Options. (If additional space is needed for beneficiary information, please attach a separate sheet of paper to this form with the information noted below.) PLEASE PRINT OR TYPE ALL INFORMATION.

Name: ___________________________          Name: ____________________________

Address: ________________________          Address: _________________________

         ________________________                    ________________________

Date of Birth: __________________          Date of Birth: ___________________

Social Sec. No.: ________________          Social Sec. No.: _________________

Relationship                               Relationship
to Participant: _________________          to Participant: __________________

Percentage (whole                          Percentage (whole
increments)*:____________________          increments)*: ____________________

* Percentages must total 100%.

3.    CONTINGENT BENEFICIARY

In the event that there is no living primary beneficiary at my death, I hereby designate the following person or persons as contingent beneficiary of my Stock Options. (If additional space is needed for beneficiary information, please attach a separate sheet of paper to this form with the information noted below.) PLEASE PRINT OR TYPE ALL INFORMATION.

Name: ___________________________          Name: ____________________________

Address: ________________________          Address: _________________________

         ________________________                    ________________________

Date of Birth: __________________          Date of Birth: ___________________

Social Sec. No.: ________________          Social Sec. No.: _________________

Relationship                               Relationship
to Participant: _________________          to Participant: __________________

Percentage (whole                          Percentage (whole
increments)*:____________________          increments)*: ____________________

* Percentages must total 100%.

4. APPLICABILITY OF DESIGNATION OF BENEFICIARY TO FUTURE GRANT

[_____] I hereby elect to apply the designation of primary and contingent beneficiaries set forth in this Designation of Beneficiary form to any future grants of stock options to me by GTECH Holdings Corporation. I understand that by making this election, I WILL NOT NEED TO COMPLETE ANY DESIGNATION OF BENEFICIARY FORM IN CONNECTION WITH ANY FUTURE NON-QUALIFIED STOCK OPTION AGREEMENTS. I also understand that at any time I may change the beneficiaries for any particular stock option agreement by completing and submitting to the Company a new Designation of Beneficiary form, specifying by date the agreements for which I wish to change the beneficiaries.

[_____] I wish the designation of beneficiaries made in this form to apply ONLY TO THE NON-QUALIFIED STOCK OPTION AGREEMENT SPECIFIED AT THE HEAD OF THIS FORM.

5. SIGNATURE

I reserve the right to revoke or change any beneficiary designation. I hereby revoke all my prior designations (if any) of any primary or contingent beneficiaries with regard to the award of Stock Options specified above.

Participant Signature __________________________    Date _________________